UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

201 East Las Olas Boulevard Suite 1800 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

(203) 682-8331
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.
Other Events.

Dissolution Update.

a.
Corporate existence extended to March 31, 2021

On May 27, 2016, Swisher Hygiene Inc. (the “Company”) filed a certificate of dissolution in the State of Delaware. Section 278 of General Corporation Law of the State of Delaware (the “DGCL”), provides that dissolved corporations “…shall nevertheless be continued, for the term of 3 years from such …dissolution or for such longer period as the Court of Chancery shall in its discretion direct…” On May 6, 2019, the Company filed a motion with the Court of Chancery of the State of Delaware (the “Delaware Court”), to continue the Company’s corporate existence beyond the 3-year period which was set to expire on May 27, 2019. The Company’s motion was granted by the Delaware Court, and subsequently, pursuant to additional motions filed by the Company, the Delaware Court has continued to grant motions extending the Company’s corporate existence. Most recently, on December 30, 2020 the Company filed its motion requesting that the Company’s corporate existence which was set to expire on December 31, 2020, be extended to March 31, 2021. The Delaware Court has granted the Company’s motion.

b.
 Motion for Second Interim Distribution to Stockholders and to Set Final Reserve

On November 12, 2020, the Company filed a motion with the Delaware Court requesting that the court permit a Second Interim Distribution of $5.0 million by the Company to its stockholders, and also requesting the Delaware Court to determine that a reserve of $1.8 million constitutes security that will be reasonably likely to be sufficient to provide compensation for the claims of Honeycrest Holdings, Ltd. (“Honeycrest”). Honeycrest, the sole remaining claimant in the Company’s dissolution, has opposed the Company’s motion and the parties have fully briefed their arguments. A substantial portion of Honeycrest’s opposition is based on its pending motion for sanctions against the Company, seeking to strike the Company’s answer and counterclaim in Honeycrest’s New York litigation, Honeycrest Holdings, Ltd. v. Swisher Hygiene Inc., et al., New York Supreme Court, Queens County (Index No. 705039/20). On January 12, 2021, the New York Supreme Court denied Honeycrest’s motion for sanctions in its entirety. The Delaware Court has not yet set a date for oral argument. The Company is unable to predict when the Delaware Court will hear oral argument, when the Delaware Court will rule on the Company’s motion or the likely outcome of its ruling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: January 15, 2021	By:	/s/ Richard L. Handley
Richard L. Handley
Chairman, President and Secretary